KRANESHARES TRUST

KraneShares CSI New China ETF

KraneShares CSI China Internet ETF

(each, a “Fund” and together, the “Funds”)

Supplement dated December 18, 2014 to the

Prospectuses and Summary Prospectuses dated August 1, 2014, as supplemented from time to time
(each, a “Prospectus” and together, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Portfolio Manager Change

Effective November 12, 2014, Ms. Denise M. Krisko of Index Management Solutions, LLC (the “Sub-Adviser”) no longer serves as the portfolio manager of the Funds and all references to Ms. Krisko in the Funds’ Prospectuses are deleted in their entirety. Messrs. Justin V. Lowry and Sean P. Reichert, also of the Sub-Adviser, currently serve as the portfolio managers of the Funds with day-to-day responsibility for trading the Funds’ portfolio securities.

As a result of the portfolio managers changes discussed above, the changes below apply to the Prospectuses.

•	The information under the heading “Management - Portfolio Manager” in the Fund Summary section of each Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Justin V. Lowry and Sean P. Reichert, Portfolio Managers of the Sub-Adviser, have had primary responsibility for trading the Fund’s portfolio securities since November 2014.

•	The information under the heading “Management - Portfolio Manager” in each Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Justin V. Lowry is a portfolio manager with the Sub-Adviser. Mr. Lowry has been with the Sub-Adviser since its founding in 2009 and has six years of experience in the investment management industry, currently managing and trading over $2 billion in total assets. Mr. Lowry has also worked to create and develop customized indexes that have been developed into exchange-traded products. Mr. Lowry graduated with a B.S. in Business Management from St. Joseph’s University.

Sean P. Reichert is a portfolio manager with the Sub-Adviser. Mr. Reichert has been with the Sub-Adviser since its founding in 2009. Prior to joining the Sub-Adviser, Mr. Reichert worked as an investment consultant for VTL Associates, the parent company of the Sub-Adviser, where he focused on creating asset allocation models for institutional investors. He also worked in the Public Finance department at Janney Montgomery Scott, a regional investment bank. Mr. Reichert graduated with a B.S. in Economics with a concentration in Finance from The Wharton School of The University of Pennsylvania. He is currently a Level II Chartered Financial Analyst (“CFA”) candidate.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the SAI.

Each Fund will continue to be managed in accordance with its stated investment objective and principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KRS-SK-007-0100